Other Information (Schedule Of Accumulated Other Comprehensive Loss - Deferred Tax Liabilities) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Fair Value Measurements [Abstract]
Foreign currency translation adjustments and other	$ 2,559	$ (14,421)	$ 3,210
Unrealized holding gain on marketable securities	0	(11,010)	15,324
Unrealized holding gain (loss) on cash flow derivatives	0	28,759	30,074
Total increase in deferred tax liabilities	$ 2,559	$ 3,328	$ 48,608